Exhibit 99.1
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN RE PERELLA WEINBERG PARTNERS	) ) ) )	C.A. No. 2023-____-___

VERIFIED APPLICATION PURSUANT TO 8 DEL. C. § 205

1.Perella Weinberg Partners (“PWP” or the “Company”), a Delaware corporation, by and through its undersigned counsel, hereby brings this Verified Application Pursuant to 8 Del. C. § 205 (“Section 205”) for an Order validating an amendment to the Company’s certificate of incorporation increasing the authorized shares of Class A Common Stock from 100,000,000 to 1,500,000,000 (the “Authorized Share Amendment”).
2.At all times, the Company had a good faith belief that the Authorized Share Amendment was properly approved and adopted in compliance with Delaware law and the governing certificate of incorporation. In light of a recent decision by the Delaware Court of Chancery captioned, Garfield v. Boxed, Inc., 2022 WL 17959766, at *1 (Del. Ch. Dec. 27, 2022), uncertainty has been created around the approval and adoption of the Authorized Share Amendment. Through this Application, the Company seeks to resolve this uncertainty.
3.As explained further herein, the Company has been treating the approval of the Authorized Share Amendment as valid and has taken significant actions in reliance on its validity, including the filing of an amended certificate of incorporation reflecting the increase in authorized shares contemplated by the Authorized Share Amendment, the closing of the Transaction (as defined below) and the Company’s listing and public trading of its stock on the Nasdaq Stock Market.
4.In addition, as explained further herein, the Company’s stockholders would not be harmed by validation of the Authorized Share Amendment. However, the Company and all of the Company’s stockholders would be irreparably harmed if the Authorized Share Amendment is not validated.
5.Accordingly, and for the reasons set forth more fully below, the Court should grant the Application and issue an Order validating the Authorized Share Amendment.1
NATURE OF THE ACTION
6.This action arises out of a de-SPAC transaction completed on June 24, 2021, pursuant to which the Company, a special purpose acquisition company (“SPAC”) formerly known as FinTech Acquisition Corp. IV (“FinTech
1 As set forth in the proposed order to the Motion to Expedite, filed contemporaneously herewith, the Company intends to issue an 8-K providing notice of the Application in advance of any hearing on the Application, in accordance with the notice procedures set forth in In re Lordstown Motors Corp., C.A. No. 2023-0083-LWW, at 10 (Del. Ch. Feb. 3, 2023) (Order), In re Chargepoint Holdings, Inc., C.A. No. 2023-0113-LWW (Del. Ch. Feb. 3, 2023) (Order), In re Lucid Group, Inc., C.A. No. 2023-0116-LWW (Del. Ch. Feb. 3, 2023) (Order) and In re Fisker Inc., C.A. No. 2023-0119-LWW (Del. Ch. Feb. 3, 2023) (Order).

IV”), acquired a portion of PWP Holdings LP, a Delaware limited partnership (the “Transaction”).2
7.At the time of the Transaction, the Company’s Amended and Restated Certificate of Incorporation (Exhibit A, the “Pre-Transaction Charter”) stated that “[t]he total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation shall have authority to issue is 111,000,000, of which (a) 110,000,000 shares shall be Common Stock, including (i) 100,000,000 shares of Class A Common Stock and (ii) 10,000,000 shares of Class B Common Stock, and (b) 1,000,000 shares shall be Preferred Stock.” (Pre-Transaction Charter § 4.01)
8.In connection with the Transaction, on May 27, 2021, the Company filed a proxy statement (Exhibit B, the “Proxy”) informing the Company’s stockholders of a special meeting of the stockholders to be held on June 22, 2021 (the “Special Meeting”) and soliciting stockholder approval of certain proposals to be voted upon at the Special Meeting.
9.In addition to approval of the Transaction, among other proposals, the Proxy solicited stockholders to vote to approve an amendment to the Pre-Transaction Charter to increase the number of authorized shares of the Company’s Common Stock and Preferred Stock (the “Authorized Share
2 After the Transaction, the combined entity changed its name to Perella Weinberg Partners.

Amendment Proposal”). Specifically, the Authorized Share Amendment Proposal contemplated increasing the number of authorized shares of the Company’s Common Stock from 111,000,000 to 2,110,000,000 shares, including increasing the number of authorized shares of Class A Common Stock from 100,000,000 to 1,500,000,000 shares, authorizing 300,000,000 shares of a newly created Class B-1 Common Stock and 300,000,000 shares of a newly created Class B-2 Common Stock and increasing the number of authorized shares of Preferred Stock from 1,000,000 to 100,000,000. (Proxy at 185-186) The Proxy stated that the increase in authorized stock was “[i]n order to ensure that [the Company has] sufficient authorized capital to complete the [Transaction], and for future issuances.” (Proxy at 185)
10.In connection with the approval of the Authorized Share Amendment Proposal, the Proxy also solicited stockholders to approve the creation of additional classes of the Company’s common stock to be designated as Class B-1 Common Stock, having 10 votes per share, and Class B-2 Common Stock, having 1 vote per share, with each having 300,000,000 of authorized shares, as contemplated by the Authorized Share Amendment Proposal (the “Class B Proposal”).
11.The Proxy stated that the approval of the Authorized Share Amendment Proposal and the Class B Proposal required “the affirmative vote of holders of a majority of the outstanding shares of [the Company’s] common stock entitled to vote on such proposal[s].” (Proxy at 185, 189)3
12.Because the completion of the Transaction required the issuance of a number of shares of Common Stock constituting more than 20% of the Company’s shares of Common Stock then outstanding, the stockholders were also asked to vote on a proposal to authorize the issuance of a combination of shares of the Company’s Class A Common Stock and the newly created Class B-1 Common Stock and Class B-2 Common Stock for purposes of complying with the Nasdaq Stock Market Listing Rule 5635. (Proxy at 176-177) The Proxy stated that the Company anticipated the issuance of an aggregate of up to 61,100,000 shares of Class B-1 Common Stock and Class B-2 Common Stock in connection with the Transaction, and additional issuances of Class A Common Stock, including the issuance of between 12,500,000 and 14,850,000 shares in connection with a related private placement. (Id.)
13.On June 22, 2021, the Company held the Special Meeting. At the Special Meeting, a majority of the Company’s stockholders voted in favor of all of the proposals set forth in the Proxy, including the Authorized Share Amendment Proposal. As of the May 14, 2021 record date set for the Special
3 As of the Record Date (defined below), there were no shares of Preferred Stock outstanding. Accordingly, there were no holders of Preferred Stock entitled to vote on the increase in the number of authorized shares of Preferred Stock contemplated by the Authorized Share Amendment Proposal.

Meeting (the “Record Date”), there were 31,480,000 shares of the Company’s Common Stock outstanding. (Proxy at 25) At the Special Meeting, 23,039,335 shares of the Company’s Common Stock were voted in favor of the Authorized Share Amendment Proposal, representing 73.19% of the total shares outstanding of the Company’s Common Stock. (Exhibit C at 3)
14.Although the vote on the Authorized Share Amendment Proposal was not structured as a separate class vote by the Class A stockholders, the Authorized Share Amendment Proposal received the approval of the votes of a majority of shares of Class A Common Stock. As of the Record Date, there were 23,610,000 shares of Class A Common Stock outstanding and 7,870,000 shares of Class B Common Stock outstanding. (Proxy at 124) A total of 23,039,335 shares of Common Stock approved the Authorized Share Amendment Proposal. (Exhibit C at 3) Even assuming that all 7,870,000 shares of Class B Common Stock voted in favor of the proposals, a minimum of 15,169,335 of the affirmative votes would have been from Class A Common Stock, representing a 64.25% majority of the total shares of Class A Common Stock for the voting in favor of the Authorized Share Amendment Proposal.
15.On June 22, 2021, the Company announced the results of the votes at the Special Meeting, including the approval of the Transaction and the

Authorized Share Amendment Proposal (Exhibit C), and on June 24, 2021, the Company announced that it had completed and closed the Transaction.
16.On June 24, 2021, in reliance on the validity of the approval of Authorized Share Amendment Proposal, the Company filed a Second Amended and Restated Certificate of Amendment with the Secretary of State of the State of Delaware (Exhibit D, the “Post-Transaction Charter”).
17.In connection with the closing of the Transaction, the Company issued 19,346,667 shares of Class A Common Stock (such that 42,956,667 shares of Class A Common Stock were issued and outstanding at such time), 45,608,840 shares of newly authorized Class B-1 Common Stock and 4,545,359 shares of newly authorized Class B-2 Common Stock, and on June 25, 2021, the Company’s Class A Common Stock was listed on the Nasdaq Stock Market, and has been actively traded on that exchange since.
18.On December 27, 2022, this Court issued an opinion in Garfield v. Boxed, Inc. that potentially calls into question the effectiveness of the stockholder approval of the Authorized Share Amendment. 2022 WL 17959766, at *1 (Del. Ch. Dec. 27, 2022). The SPAC in Boxed previously sought stockholder approval to amend its charter to increase the number of authorized shares of Class A common stock in connection with a de-SPAC transaction. Id. The vote was scheduled to be taken as a single vote of all common stockholders voting as a single class. Id. Prior to the stockholder vote, the stockholder plaintiff sent a letter to the SPAC’s board asserting that the proposed voting structure for the vote on the amendment violated the Class A common stockholders’ voting rights pursuant to Section 242(b) of the DGCL and demanded that the company provide a separate class vote for the Class A common stockholders. Id. After receiving the letter, the company amended its merger agreement and supplemented its proxy statement to require a separate vote of the Class A common stockholders to approve the amendment. Id. The stockholder plaintiff then brought an action in this Court seeking attorneys’ fees and expenses for the benefits he purportedly conferred on the company and its stockholders by causing the separate class vote. Id.
19.In determining whether the stockholder plaintiff had conferred a corporate benefit worthy of an award of fees and expenses, the Court considered whether the plaintiff’s demand was meritorious – i.e., whether the plaintiff could “demonstrate that a combined vote of both Class A and Class B common stock … would have violated Section 242(b)(2).” Id. at *4. The Court’s analysis “hinge[d] on whether the [SPAC’s] Charter authorized Class A and Class B as two classes of common stock” – which would require a separate class vote of Class A stockholders – “or as series within a single class” – which would have allowed a combined vote by all common stockholders voting as a single class. Id. at *6. The Court explained that the SPAC’s charter only used the word “class” and not

“series” to describe the authorized shares of common stock, and interpreted the charter as designating the Class A and Class B shares each as a class, as opposed to a series, of common stock. Id. at *7, *9.
20.The Court also explained that Section 102(a)(4) requires a corporation’s charter to set forth the number of shares of all classes combined, as well as each separate class, and whether the shares are par or no-par, whereas no such description is required for series of stock. Id. at *8. Because the charter in Boxed separately listed the number of shares of Class A common stock, Class B common stock and preferred stock, and also set forth the par value of the shares of each class of stock, the Court interpreted the charter as authorizing three classes of stock (Class A, Class B and preferred) pursuant to DGCL Section 102(a)(4). Id. at *9. The Court observed that the charter’s provision on preferred stock vested the board with authority to provide for “one or more series of Preferred Stock” and to establish “the number of shares to be included in each such series” by resolution, in accordance with Section 102(a)(4)’s grant of authority to the board to fix by resolution the number and terms of series of stock that are not provided in the charter. Id. The Court explained that the charter did not include a similar provision fixing or authorizing the board to fix any series of common stock, and that “[w]hile that omission may have been accidental, given the requirements of Delaware law this Court cannot presume so and thereafter supply the missing provisions.” Id. (citation omitted). The Court ultimately concluded that the Class A and Class B shares were “each a class of common stock, not series,” and thus the amendment to increase the authorized number of shares of Class A common stock required a separate Class A vote pursuant to DGCL Section 242(b)(2). Id. Accordingly, the Court held, in the context of the plaintiff stockholder’s fee application, that the demand for the separate Class A vote was meritorious when filed. Id. The Court also held that the demand conferred a substantial benefit on the SPAC and its stockholders because, among other things, “[t]he separate vote on the Share Increase Amendment … prevented a cloud from hanging over the Company’s capital structure by ensuring ‘scrupulous adherence to statutory formalities.’” Id. at *11 (citation omitted).
21.Here, like the charter at issue in Boxed, Section 4.01 of the Pre- Transaction Charter refers to the shares of common stock existing at the time as “Class A Common Stock” and “Class B Common Stock.” Also like the charter in Boxed, Section 4.01 of the Pre-Transaction Charter sets forth the number of shares and par value of Class A Common Stock, Class B Common Stock and Preferred Stock. Finally, as in Boxed, Section 4.02 of the Pre-Transaction Charter vests the board with authority to provide for “one or more series” of Preferred Stock and to establish by resolution the terms of such series, whereas no such “series”-related language exists for common stock. Accordingly, while the Opinion in Boxed was in the context of a fee application and is not a final ruling on the merits, in light of the similarities between the charter at issue in Boxed and the Pre-Transaction Charter, the decision suggests that the Court could interpret the Company’s Class A Common Stock as a separate class of stock under the Pre-Transaction Charter. Under that interpretation, the Authorized Share Amendment Proposal would have required a separate class vote of the holders of the Company’s Class A Common Stock, which did not occur.
22.Thus, in light of the Boxed opinion, there is a potential uncertainty relating to the Company’s authorized capital structure resulting from the voting structure of the Authorized Share Amendment Proposal.
23.At all times, the Company believed in good faith that the Authorized Share Amendment complied with the DGCL and the Pre-Transaction Charter, and has treated the approval of the Authorized Share Amendment Proposal as a valid corporate act in the time since, which is evidenced by the Company’s subsequent actions. Acting in good faith reliance on the effectiveness of the approval of the Authorized Share Amendment Proposal, the Company announced that the vote was successful, filed the Post-Transaction Charter with the Secretary of State for the State of Delaware, closed the Transaction and listed its stock on the Nasdaq Stock Market, where it has been actively traded since it was listed.

24.The Company and all of its stockholders will be harmed if the cloud of uncertainty surrounding the Authorized Share Amendment is not resolved. Among other things, the Company will not be able to certify the amount of shares outstanding or available for issuance. The uncertainty also risks the Company’s ability to timely meet applicable reporting obligations and obtain financing, and harms the ongoing operations of the Company.
25.Further, entering an order validating the Authorized Share Amendment will not cause harm to any of the Company’s stockholders because a majority of shares of Class A Common Stock were already voted in favor of the Authorized Share Amendment Proposal (in addition to the Transaction itself) at the Special Meeting.
26.For these reasons, and those discussed below, the Court should validate the Authorized Share Amendment under Section 205(a)(4).
APPLICANT
27.The Company is a Delaware corporation originally formed as a SPAC under the name of FinTech Acquisition Corp. IV on November 20, 2018. Following the completion and closing of the Company’s de-SPAC acquisition on June 24, 2021, the Company renamed itself Perella Weinberg Partners, and describes itself as a leading global independent advisory firm, providing strategic and financial advice to a broad client base, including governments, sovereign wealth funds and the financial sponsor community. The Company’s stock trades on the Nasdaq Stock Market under the ticker symbol “PWP.”
THE PROXY, SPECIAL MEETING AND TRANSACTION
28.On May 27, 2021, the Company filed the Proxy, setting forth 12 proposals for the Company’s stockholders to vote upon at the Special Meeting to be held on June 22, 2021. Among the 12 proposals as the Authorized Share Amendment Proposal, which contemplated increasing the number of the authorized shares of the Company’s Common Stock from 111,000,000 to 2,110,000,000 shares, including increasing the number of authorized shares of Class A Common Stock from 100,000,000 to 1,500,000,000 shares, authorizing 300,000,000 shares of a newly-created Class B-1 Common Stock and 300,000,000 shares of a newly-created Class B-2 Common Stock and increasing the number of authorized shares of Preferred Stock from 1,000,000 to 100,000,000). (Proxy at 185-186) The Proxy stated that the increase in authorized stock was “[i]n order to ensure that [the Company has] sufficient authorized capital to complete the [Transaction], and for future issuances.” (Proxy at 185)
29.In connection with the approval of the Authorized Share Amendment Proposal, the Proxy also solicited stockholders to approve the creation of additional classes of the Company’s common stock to be designated as Class B-1 Common Stock, having 10 votes per share, and Class B-2 Common Stock, having 1 vote per share, with each having 300,000,000 of authorized shares, as contemplated by the Authorized Share Amendment Proposal (the “Class B Proposal”).
30.The Proxy stated that the approval of the Authorized Share Amendment Proposal and the Class B Proposal required “the affirmative vote of holders of a majority of the outstanding shares of [the Company’s] common stock entitled to vote on such proposal[s].” (Proxy at 185, 189)
31.Because the completion of the Transaction required the issuance of a number of shares of Common Stock constituting more than 20% of the Company’s shares of Common Stock then outstanding, the stockholders were also asked to vote on a proposal to authorize the issuance of a combination of shares of the Company’s Class A Common Stock and the newly-created Class B-1 and B-2 Common Stock for purposes of complying with the Nasdaq Stock Market Listing Rule 5635. (Proxy at 176-177) The Proxy stated that the Company anticipated the issuance of an aggregate of up to 61.1 million shares of Class B-1 and Class B-2 Common Stock in connection with the Transaction, and additional issuances of Class A Common Stock, including the issuance of between 12,500,000 and 14,850,000 shares in connection with a related private placement. (Id.)

32.On June 22, 2021, the Company held the Special Meeting. At the Special Meeting, a majority of the Company’s stockholders voted in favor of all of the proposals set forth in the Proxy, including the Authorized Share Amendment Proposal. As of the Record Date, there were 31,480,000 shares of the Company’s Common Stock outstanding. (Proxy at 25) At the Special Meeting, 23,039,335 shares of the Company’s Common Stock were voted in favor of the Authorized Share Amendment Proposal, representing 73.19% of the total shares outstanding of the Company’s Common Stock. (Exhibit C at 3)
33.Although the vote on the Authorized Share Amendment Proposal was not structured as a separate class vote by the Class A stockholders, the Authorized Share Amendment Proposal received the approval of the votes of a majority of shares of Class A Common Stock. As of the Record Date, there were 23,610,000 shares of Class A Common Stock outstanding and 7,870,000 shares of Class B Common Stock. (Proxy at 124) A total of 23,039,335 shares of Common Stock approved the Authorized Share Amendment Proposal. (Exhibit C at 3) Even assuming that all 7,870,000 shares of Class B Common Stock voted in favor of the proposals, a minimum of 15,169,335 of the affirmative votes would have been from Class A Common Stock, representing a 64.25% majority of the total shares of Class A Common Stock for the voting in favor of the Authorized Share Amendment Proposal.

34.On June 22, 2021, the Company announced the results of the votes at the Special Meeting, including the approval of the Transaction and the Authorized Share Amendment Proposal (Exhibit C), and on June 24, 2021, the Company announced that it had completed and closed the Transaction.
35.On June 24, 2021, in reliance on the validity of the approval of Authorized Share Amendment Proposal, the Company filed a Second Amended and Restated Certificate of Amendment with the Secretary of State of the State of Delaware (Exhibit D).
36.In connection with the closing of the Transaction, the Company issued 19,346,667 shares of Class A Common Stock (such that 42,956,667 shares of Class A Common Stock were issued and outstanding at such time), 45,608,840 shares of newly authorized Class B-1 Common Stock and 4,545,359 shares of newly authorized Class B-2 Common Stock, and on June 25, 2021, the Company’s Class A Common Stock was listed on the Nasdaq Stock Market, and has been actively traded on that exchange since.
THE AUTHORIZED SHARE AMENDMENT CAN AND
SHOULD BE VALIDATED UNDER SECTION 205

37.Pursuant to Section 205(a)(4), the Court is empowered to “[d]etermine the validity of any corporate act or transaction and any stock, rights or options to acquire stock.” Under Section 205(a)(4), a corporate act may be validated even though it is not defective. See In re Baxter Int’l Inc., C.A. No.

11609-CB, at 15-16, 18, 23 (Del. Ch. June 22, 2016) (Transcript); see also In re Devon Energy Corp., C.A. No. 2021-0143-SG (Del. Ch. Mar. 17, 2021) (Order).
38.Further, the Court may use Section 205 to “eliminate equitably any uncertainty regarding the validity” of a corporate act. In re Genelux Corp., 126 A.3d 644, 666-67 (Del. Ch. 2015), vacated in part on other grounds, Genelux Corp. v. Roeder, 143 A.3d 20 (Del. 2016).
39.The Authorized Share Amendment is a “corporate act” susceptible of validation under Section 205(a)(4). See In re Baxter, C.A. No. 11609-CB, Tr. at 20 (“Baxter has undertaken a concrete corporate action, namely, amending its charter.”)
40.In evaluating an application for validation under Section 205, the Court may consider various factors and considerations, including those the Court deems just and equitable. These factors weigh in favor of validating the Authorized Share Amendment under Section 205(a)(4):
a.The Company believed in good faith that the Authorized Share Amendment was approved in compliance with the DGCL and the Pre-Transaction Charter.
b.The Company has treated the approval of the Authorized Share Amendment as valid and has taken significant actions in reliance on the validity of the Authorized Share Amendment, including announcing the vote was successful, filing the Post-Transaction Charter with the Secretary of State for the State of Delaware, closing the Transaction and listing its stock on the Nasdaq Stock Market.
c.The Company’s stockholders would not be harmed by validation of the Authorized Share Amendment because a majority (approximately 73%) of all shares outstanding, voting together, approved the Authorized Share Amendment. In addition, if calculated as a separate class, at least 64% of Class A Common Stock – a majority of the Class A Common Stock – approved the Authorized Share Amendment Proposal.
d.Conversely, the Company and all of the Company’s stockholders would be harmed if the Authorized Share Amendment is not validated. Among other things, the Company will not be able to certify the amount of shares outstanding or available for issuance. The uncertainty also risks the Company’s ability to timely meet applicable reporting obligations and obtain financing, and harms the ongoing operations of the Company.
41.Accordingly, the Court should exercise its power under Section 205(a)(4) to validate the Authorized Share Amendment.

COUNT I: VALIDATION OF CORPORATE ACT
(Pursuant to 8 Del. C. § 205)
42.The Company repeats and reiterates the allegations above as if fully set forth herein.
43.The Company is authorized to bring this petition pursuant to 8 Del. C. § 205(a).
44.Pursuant to Section 205(a)(4), the Court is empowered to “[d]etermine the validity of any corporate act or transaction and any stock, rights or options to acquire stock.” Under Section 205(a)(4), a corporate act may be validated even though it is not defective.
45.The Company effectuated the Authorized Share Amendment with the good faith belief that it was approved and adopted in compliance with the DGCL and the Pre-Transaction Charter.
46.The Company has treated the approval of the Authorized Share Amendment as valid and has taken significant actions in reliance on its validity, including announcing the vote was successful, filing the Post-Transaction Charter with the Secretary of State for the State of Delaware, closing the Transaction and listing its stock on the Nasdaq Stock Market.
47.The Company’s stockholders would not be harmed by validation of the Authorized Share Amendment because a majority (approximately 73%) of all shares outstanding, voting together, approved the Authorized Share

Amendment Proposal. In addition, if calculated as a separate class, at least 64% of Class A Common Stock – a majority of the Class A Common Stock – approved the Authorized Share Amendment Proposal.
48.The Company and all of the Company’s stockholders would be irreparably harmed if the Authorized Share Amendment is not validated.
PRAYER FOR RELIEF
WHEREFORE, PWP respectfully prays for the following relief:
A.    An Order pursuant to 8 Del. C. § 205, declaring that the vote on the Authorized Share Amendment Proposal and the resulting Authorized Share Amendment are valid and effective; and
B.    Such other and further relief as the Court deems just and proper under the circumstances.

OF COUNSEL: Susan L. Saltzstein SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP One Manhattan West New York, New York 10001-8602 Tel.: (212) 735-3000 Fax: (212) 735-2000
/s/ Edward B. Micheletti
Edward B. Micheletti (ID No. 3794)
Sarah Runnells Martin (ID No. 5230)
Trevor T. Nielsen (ID No. 6688)
SKADDEN, ARPS, SLATE,
   MEAGHER & FLOM LLP
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
Tel.: (302) 651-3000
Fax: (302) 651-3001

Attorneys for Perella Weinberg Partners

DATED: February 17, 2023

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